                                                                   EXHIBIT 10.11


 Amended Schedule to Form of Change in Control Agreements, Dated as of June 10,
        1996, Between RT and the parties listed on the Schedule thereto


                               Robert J. Darnall
                                  Jay M. Gratz
                                 Carl G. Lusted
                             Stephen E. Makarewicz
                              Gary J. Niederpruem